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                                                                    EXHIBIT 10.6

                               DT INDUSTRIES, INC.

                   AMENDMENT TO 1996 LONG-TERM INCENTIVE PLAN

         WHEREAS, DT Industries, Inc., a Delaware corporation (the "Company"), adopted the DT industries, Inc. 1996 Long-Term Incentive Plan (the "Plan"); and

         WHEREAS, capitalized terms used herein and not otherwise defined have the meanings given such terms in the Plan; and

         WHEREAS, Section 9 of the Plan provides that the Board may at any time amend or revise the terms of the Plan, subject to certain limitations described therein; and

         WHEREAS, the Board has resolved to make certain amendments and revisions to the Plan.

         NOW, THEREFORE, the Plan is hereby amended, effective as of the date on which this Amendment to the Plan is adopted by the Company's stockholders, as follows:

         1. Section 5(a) of the Plan, as amended, is hereby revised to read in its entirety as follows:

                           a. The stock subject to the provisions of this Plan
                  shall either be shares of authorized but unissued Common Stock, shares of Common Stock held as treasury stock or previously issued shares of Common Stock reacquired by the Company, including shares purchased on the open market. Subject to adjustment in accordance with the provisions of
                  Section 10, the total number of shares of Common Stock with respect to which Awards may be granted under this Plan may not exceed 600,000 shares.

         2. No other provision of the Plan shall be altered, amended, revised or otherwise modified hereby.

         IN WITNESS WHEREOF, this Amendment has been duly executed by order of the Board as of 31st day of August, 1998.

                                         DT INDUSTRIES, INC.

                                         By:  /s/ Dennis S. Dockins
                                              ---------------------
                                              Dennis S. Dockins
                                              General Counsel and Secretary